SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2012

Date of Report (Date of earliest event reported)

Endurance Specialty Holdings Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-31599	98-0392908
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke HM 08, Bermuda

(Address of principal executive offices, including zip code)

(441) 278-0440

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2012 Annual General Meeting of Shareholders of Endurance Specialty Holdings Ltd. (the “Company”) was held on May 10, 2012. Proxies with regard to the matters voted upon at the Annual General Meeting were solicited under Regulation 14A of the Securities Exchange Act of 1934, as amended. Set forth below is a brief description of each matter voted upon at the Annual General Meeting and the results of voting on each such matter.

Proposal No. 1 — Election of Directors

Election of four Class I directors to the Board of Directors of Endurance Specialty Holdings Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
Steven W. Carlsen	37,005,509	214,971	2,062,863
David Cash	37,018,913	201,567	2,062,863
William M. Jewett*	37,019,903	200,577	2,062,863
William J. Raver	36,992,049	228,431	2,062,863

*	As previously announced in a Current Report on Form 8-K filed on May 2, 2012, Mr. Jewett resigned from the Company’s Board of Directors immediately following the conclusion of the 2012 Annual General Meeting of Shareholders of the Company.

Election of a slate of director designees to the Board of Directors of Endurance Specialty Insurance Ltd.

Name	Votes For	Votes Withheld	Broker Non-Votes
David Cash	37,191,598	28,882	2,062,863
John V. Del Col	37,190,636	29,844	2,062,863
William M. Jewett*	37,192,363	28,117	2,062,863

*	As previously announced in a Current Report on Form 8-K filed on May 2, 2012, Mr. Jewett resigned from the Board of Directors of Endurance Specialty Insurance Ltd. immediately following the conclusion of the 2012 Annual General Meeting of Shareholders of the Company.

Election of a slate of director designees to the Board of Directors of Endurance Worldwide Holdings Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	37,192,087	28,393	2,062,863
William H. Bolinder	37,156,284	64,196	2,062,863
David Cash	37,194,136	26,344	2,062,863
Simon Minshall	37,191,787	28,693	2,062,863
Brendan R. O’Neill	37,165,154	55,326	2,062,863

Election of a slate of director designees to the Board of Directors of Endurance Worldwide Insurance Limited.

Name	Votes For	Votes Withheld	Broker Non-Votes
Alan Barlow	37,194,210	26,270	2,062,863
William H. Bolinder	37,167,158	53,322	2,062,863
David Cash	37,189,955	30,525	2,062,863
Simon Minshall	37,194,210	26,270	2,062,863
Brendan R. O’Neill	37,168,621	51,859	2,062,863

Proposal No. 2 — Appointment of Ernst & Young as the Company’s independent registered public accounting firm for the year ending December 31, 2012 and the authorization of the Board of Directors, acting through the Audit Committee, to set the fees for the independent auditors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,055,553	225,167	2,623	0

Proposal No. 3 — Non-binding advisory vote on the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstentions	Broker Non-Votes
36,215,509	289,719	715,252	2,062,863

Proposal No. 4 — Amendment of the Company’s Amended and Restated Bye-laws.

Votes For	Votes Against	Abstentions	Broker Non-Votes
39,231,009	27,094	25,240	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 11, 2012

By:	/s/ John V. Del Col
Name:	John V. Del Col
Title:	General Counsel & Secretary

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